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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:        February 15, 2000

                             LanVision Systems, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                      0-28132                        31-1455414
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(State or other jurisdiction     (Commission                    (IRS Employer
  of incorporation)               File Number)               Identification No.)

               4700 Duke Drive, Suite 170, Mason, Ohio 45040-9374
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(Address of principal executive offices)

Registrant's telephone number, including area code         (513) 459-5000
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Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events.

         On November 24, 1999, pursuant to an oral hearing held on November 18, 1999, the Nasdaq Listing Qualifications panel determined to transfer the listing of LanVision Systems, Inc. to The Nasdaq SmallCap Market pursuant to an exception to the bid price and net tangible asset requirements. The exception required the Company to evidence a minimum of $3,200,000 in net tangible assets as of January 31, 2000. In addition, on or before February 15, 2000, the Company must make a public filing with the Securities and Exchange Commission and Nasdaq evidencing a minimum of $3,200,000 in net tangible assets. The filing must contain a balance sheet no older than 45 days, including pro forma adjustments for any significant events or transactions occurring on or before the filing date. Accordingly, attached as exhibit 99 is the Unaudited Condensed Consolidated Pro Forma Balance Sheet of LanVision Systems, Inc. as of January 31, 2000. The Unaudited Condensed Consolidated Pro Forma Balance Sheet reflects approximately $3,700,000 in net tangible assets.

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         The accompanying Unaudited Condensed Consolidated Pro Forma Balance
         Sheet has been prepared by the Company without audit, in accordance with generally accepted accounting principles for interim financial information, pursuant to the rules and regulations applicable to quarterly reports on Form 10-Q of the Securities and Exchange Commission. Accordingly, it does not include all of the information and footnotes required by generally accepted accounting principles for a complete Balance Sheet presentation. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the Unaudited Condensed Consolidated Pro Forma Balance Sheet have been included. This Unaudited Condensed Consolidated Pro Forma Balance Sheet should be read in conjunction with the financial statements and notes thereto included in the LanVision Systems, Inc., fiscal year 1998, Annual Report on Form 10-K, Commission File Number 0-28132

         A summary of the Company's significant accounting policies is presented beginning on page 21 of its 1998 Annual Report to Stockholders. Users of financial information for interim periods are encouraged to refer to the footnotes contained in the Annual Report to Stockholders when reviewing interim financial results. There has been no material change in the accounting policies followed by the Company during fiscal 1999.


         "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

         Statements made by LanVision that are not historical facts are forward looking statements that are subject to risks and uncertainties. LanVision's future financial performance could differ materially from expectations of management and from results reported now or in the past. Factors that could cause LanVision's financial performance to so differ include, but are not limited to, the impact of competitive products and pricing, product development, reliance on strategic alliances, availability of products procured from third party vendors, the healthcare regulatory environment, fluctuations in operating results, and other risks detailed from time to time in LanVision's filings with the U.S. Securities and Exchange commission.

Item 6.  Resignations of Registrant's Directors.

Item 7.  Financial Statements and Exhibits.

         Exhibit No.                    Description of Exhibit
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              99                        Unaudited Condensed Consolidated Pro
                                        Forma Balance Sheet as of January 31,
                                        2000 of LanVision Systems, Inc.

Item 8.  Change in Fiscal Year


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                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LanVision Systems, Inc.

Date: February 15, 2000                       By: /s/ J. Brian Patsy
                                                  J. Brian Patsy
                                                  Chief Executive Officer





                                INDEX TO EXHIBITS

Exhibit No.                Description of Exhibit

     99 Unaudited Condensed Consolidated Pro Forma Balance Sheet as of January 31, 2000 of LanVision Systems, Inc.


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